SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 14, 1999



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

     Missouri                     1-12619                43-1766315
  (State or other               (Commission           (I.R.S. Employer
  Jurisdiction of               File Number)         Identification No.)
   Incorporation)

        800 Market Street, Suite 2900
              St. Louis, MO                    63101
          (Address of principal             (Zip Code)
            executive offices)

                               (314) 877-7000
              (Registrant's telephone number, including area code)



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Item  5.     Other  Events.

In  a  press  release dated June 14, 1999, a copy of which is attached hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the Registrant announced earnings from its equity investment in Vail Resorts, Inc.

Item  7.     Financial  Statements  and  Exhibits.

Exhibit  99.1     Press  Release  dated  June  14,  1999


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             RALCORP  HOLDINGS,  INC.
                                             (Registrant)


Date:     June  14,  1999                    By:  /s/  T.  G.  Granneman
                                                  ----------------------
                                             Duly  Authorized  Signatory  and
                                             Chief  Accounting  Officer


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                                  EXHIBIT INDEX


Exhibit
Number           Description
------           -----------


Exhibit 99.1     Press  Release  dated  June  14,  1999